Exhibit 10.3

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE OMITTED PORTIONS OF THIS DOCUMENT ARE INDICATED BY [***].

TRANSACTION CONFIRMATION FOR IMMEDIATE DELIVERY

AMENDMENT NO. 1

This Contract Amendment between Blue Source, LLC (“Seller”) and GSF Energy, LLC (“Buyer”) is effective as of May 9, 2021 (the “Amendment Effective Date”).

WHEREAS, the Parties hereto entered into that certain Transaction Confirmation for Immediate Delivery (the “TC”) with an Effective Date as of October 9, 2019, Confirmation Number of Blue 001; and

WHEREAS, the parties hereto desire to amend the TC;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

AGREEMENT

1.	Definitions. Capitalized terms used but not defined in this Amendment have the respective meanings assigned to them in the TC.

2.	Amendments to TC. The parties agree to amend the TC as follows:

a.	Subpart (i) under Section 1(b) (Margin Share) of Article I (Commercial Terms) shall be deleted in its entirety and replaced with the following language:

(i)	Buyer shall receive from Seller [***]% of the RINs for all RINs generated from Biogas delivered to Buyer for Biogas Quantities between [***] MMBtu per day.

b.	The Delivery Period under Section 2(a) (Biogas Daily Delivery) of Article I (Commercial Terms) shall be deleted in its entirety and replaced with the following language:

(a)	Biogas Daily Delivery

Begin Date: [***]
End Date: [***]

c.	Subsection 3(a) of the Contract Quantity and Performance Obligation Section of the TC is deleted and replaced with the following:

3(a) BIOGAS QUANTITY. THROUGHOUT THE DELIVERY PERIOD, SELLER SHALL HAVE A FIRM OBLIGATION TO SELL AND DELIVER [***]% OF THE BIOGAS PRODUCED BY SELLER TO BUYER AT THE DELIVERY POINT(S)

AND BUYER SHALL HAVE A FIRM OBLIGATION TO TAKE DELIVERY OF SUCH BIOGAS, SUBJECT TO THE FOLLOWING:

(i)

During the Delivery Period, Seller shall have, at its sole discretion, the option to divert [***] of the daily Biogas produced from the facility to a third-party buyer, Iogen RC Fuels, LP, only, to fulfill any contractual obligations.

(ii)	During the Delivery Period, Buyer shall accept delivery of all remaining MMBtu’s Biogas/Day (“Maximum Daily Quantity”).

d.	Section 3, the contract quantity and performance obligation section of this TC, is hereby amended as follows:

3(c) Buyer will make available and provide any documentation required by Seller to obtain and maintain ISCC Certification for the RNG Facility. Buyer will issue any required documentation and will cooperate in providing additional information required and will ensure that all documentation delivered to Seller and the information contained therein is timely, complete, accurate, and in compliance with all applicable requirements.

e.	The last sentence of Section 6(c) of Article II (Special Provisions) shall be deleted in its entirety and replaced with the following language:

The EPA EMTS account number to which RINs allocated to the buyer shall be allocated and deposited, within five (5) days of RIN generation, is 6086.

3.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

  IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto effective as of the date first above written.

BLUE SOURCE, LLC	GSF ENERGY, LLC

/s/ Will Overly	/s/ Sean F. McClain
By: Will Overly	By: Sean F. McClain
Its: Vice President	Its: CEO